UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  August 31, 2004
                                                        ------------------------

                   SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 000-32585                                75-2713701
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         (Commission File Number)              (IRS Employer Identification No.)


                       18 Fl.-2, No. 6, Sec. 4 Xinyi Road,
                                 Da-An District
                          Taipei City, Taiwan ROC, 106
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               (Address of Principal Executive Offices) (Zip Code)


                                 886 2 2700 5195
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On August 31, 2004, the registrant, Sunrise Real Estate Development Group, Inc. ("Sunrise"), Lin Ray Yang Enterprise Ltd., a British Virgin Islands company ("LRY") Lin, Chi-Jung, an individual and agent for beneficial shareholders of LRY, i.e. Ace Develop Properties, Ltd., Planet Technology Corporation and Systems and Technology Corporation, entered into that certain Exchange Agreement that provides for Sunrise's issue of ten (10) million shares of common stock to the beneficial shareholders, or their designees, in exchange for 100% of the outstanding capital stock of "LRY". This agreement, subject to standard closing terms and conditions, is scheduled to close on or before September 30, 2004. Lin, Chi-Jung is Chairman of the Board of Directors of Sunrise.

         Also on August 31, 2004, Sunrise, the registrant, Sunrise Real Estate Development Group, Inc. a Cayman Islands company ("CY-SRRE") and Lin, Chi-Jung, an individual and agent for the beneficial shareholder of CY-SRRE, i.e. Ace Development Properties, Ltd., entered into that certain Exchange Agreement that provides for Sunrise's issue of five (5) million shares of common stock to the beneficial shareholder or its designees, in exchange for 100% of the outstanding capital stock of CY-SRRE. This agreement, subject to standard closing terms and conditions, is scheduled to close on or before September 30, 2004. Lin, Chi-Jung is Chairman of the Board of Directors of Sunrise.

Item 3.02. Unregistered Sales of Equity Securities.

         As set forth in above Item 1.01, Sunrise, upon the closing of the two described Exchange Agreements, will issue an aggregate of 15,000,000 shares of common stock in exchange for all of the issued and outstanding shares of Lin Ray Yang Enterprises, Ltd., a British Virgin Islands company, and Sunrise Real Estate Development Group, Inc., a Cayman Islands company.

         In connection with the issue of its shares to the named beneficial shareholders or their designees, Sunrise will rely on Regulation S as its exemption from the registration requirements of the Securities Act of 1933. All of such persons are non-US persons and agree that the shares may not be transferred or sold except in accordance with the provisions of Regulation S and/or compliance with the registration requirements of the Securities Act of 1933 or in reliance upon an applicable exemption therefrom. The certificates representing the Sunrise shares shall bear a legend reflecting such transfer restrictions and stop transfer orders will be placed with the transfer agent against these shares. Lin, Chi-Jung is Chairman of the Board of Directors of Sunrise.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         2.1 Exchange Agreement dated as of August 31, 2004 by and among Lin Ray Yang Enterprise Ltd., Lin, Chi-Jung, as agent for the beneficial shareholders of such company, and the registrant.

         2.2 Exchange Agreement dated as of August 31, 2004 by and among Sunrise Real Estate Development Group, Inc., a Cayman Island company, Lin, Chi-Jung, as agent for the beneficial shareholder of such company, and the registrant.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2004


                                     SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.


                                     By: /s/  /s/ Chiu, Chi-Yuan
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                                        Chiu, Chi-Yuan
                                        President and Chief Executive Officer